                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Horizon Medical Products, Inc. (the "Corporation") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chairman of the Board and Chief Executive Officer of the Corporation, certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Marshall B. Hunt
-------------------------------------------------
Marshall B. Hunt
Chairman of the Board and Chief Executive Officer
May 15, 2003